Fair Value - Schedule of Reconciliation of Fair Value Measurement of Available-for-Sale Investments Using Significant Unobservable Inputs on a Recurring Basis (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2017 USD ($)
Fair Value Disclosures [Abstract]
Beginning balance	$ 7,266
Purchase	1,458
Other-than-temporary loss recognized	(4,386)
Reclassification to cost method investment	(4,611) [1]
Foreign exchange difference	273
Ending balance	$ 0

[1]	The investment in Qindao was reclassified from available-for-sale investment to cost method investment as of result of the waiver of redemption right in July 2017. Please refer to Note 5 for additional information on the reclassification.